UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2013

ALLIANCE HEALTHCARE SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Bayview Circle, Suite 400

Newport Beach, CA 92660

(Address of principal executive offices, including zip code)

(949) 242-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:	Entry Into a Material Definitive Agreement.

On October 11, 2013, Alliance HealthCare Services, Inc. (the “Company,” “we,” “us”) entered into an amendment (the “First Amendment”) to its existing credit facility (the “Credit Agreement”) in order to raise incremental funds to be used to repurchase the remaining balance of the Company’s 8% Senior Notes (the “Notes”). Under the terms of the Credit Agreement, the incurrence by the Company of incremental term loans to redeem the Notes was subject to the requirement that the ratio of total debt to last twelve months Adjusted EBITDA (as defined in the Credit Agreement) be not more than 3.25 to 1.00. The Company amended the Credit Agreement in connection with this transaction to waive compliance with this requirement.

The First Amendment will allow the Company to raise $70 million in the form of an incremental term loan. The incremental term loan will be funded at 99.0% of principal amount and will mature on the same date as the existing term loan in June 2019. The incremental term loan will be converted to match all the terms of existing term loans upon funding in December. Interest on the incremental term loan will be calculated, at Alliance’s option, at a base rate plus a 2.25% margin or LIBOR plus a 3.25% margin, subject to a 1.00% LIBOR floor.

Alliance expects to call the Notes within eight business days after execution of the First Amendment and the redemption date is expected to be on or around December 4, 2013. Alliance expects to use revolver proceeds plus cash on hand to pay fees and expenses related to the incremental term loans and to pay the call premium related to the redemption of the Notes. The redemption will be effected pursuant to the terms of the indenture governing the Notes.

During the first five and one half years after the closing date, assuming that we draw the full amount of the incremental term loan facility, the quarterly amortization payments of the term loans will increase to $1.225 million from the current amount of $1.05 million.

Our obligations under the incremental term loans will be guaranteed by substantially all of our direct and indirect domestic subsidiaries. The obligations under the incremental term loan and the guarantees are secured by a lien on substantially all of our tangible and intangible property, and by a pledge of all of the shares of stock and limited liability company interests of our direct and indirect domestic subsidiaries, of which we now own or later acquire more than a 50% interest, subject to limited exceptions.

This current report on Form 8-K contains forward-looking statements relating to future events, including statements related to the terms of the incremental term loan, the closing of the incremental term loan and the anticipated use of the proceeds therefrom, including the proposed redemption of the remaining balance of the Notes.

In this context, forward-looking statements often address the Company’s expected future business and financial results and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks” or “will.” Forward-looking statements by their nature address matters that are uncertain and subject to risks. Such uncertainties and risks include: changes in financial results and guidance in the event of a restatement or review of the Company’s financial statements; the nature, timing and amount of any such restatement or other adjustments; the Company’s ability to make timely filings of its required periodic reports under the Securities Exchange Act of 1934; issues relating to the Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures; the Company’s high degree of leverage and its ability to service its debt; factors affecting the Company’s leverage, including interest rates; the risk that the counterparties to the Company’s interest rate swap agreements fail to satisfy their obligations under these agreements; the Company’s ability to obtain financing; the effect of operating and financial restrictions in the Company’s debt instruments; the accuracy of the Company’s estimates regarding its capital requirements; the effect of intense levels of competition in the Company’s industry; changes in the methods of third party reimbursements for diagnostic imaging and radiation oncology services; fluctuations or unpredictability of the Company’s revenues, including as a result of seasonality; changes in the healthcare regulatory environment; the Company’s ability to keep pace with technological developments within its industry; the growth or lack thereof in the market for imaging, radiation oncology and other services; the disruptive effect of hurricanes and other natural disasters; adverse changes in general domestic and worldwide economic conditions and instability and disruption of credit markets; difficulties the Company may face in connection with recent, pending or future acquisitions, including unexpected costs or liabilities resulting from the acquisitions, diversion of management’s attention from the operation of the Company’s business, and risks associated with integration of the acquisitions; and other risks and uncertainties identified in the Risk

Factors section of the Company’s Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission (the “SEC”), as may be modified or supplemented by our subsequent filings with the SEC. These uncertainties may cause actual future results or outcomes to differ materially from those expressed in the Company’s forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake to update its forward-looking statements except as required under the federal securities laws.

Item 2.03:	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report is incorporated herein by reference.

Item 5.02:	Departure of Director or Principal Officer; Election of Directors; Appointment of Principal Officers.

On October 11, 2013, Nicholas A. Poan, Senior Vice President, Corporate Finance and Chief Accounting Officer, notified our Board of Directors that he will resign as Senior Vice President, Corporate Finance and Chief Accounting Officer in November 2013, with the exact date to be determined. Mr. Poan is leaving the company to become Chief Accounting Officer of a non-competing health care company.

Upon Mr. Poan’s departure, Howard K. Aihara, Executive Vice President and Chief Financial Officer will temporarily assume the title and responsibilities of Chief Accounting Officer, in addition to his responsibilities as Chief Financial Officer, until a successor can be named.

Item 9.01:	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Amendment No. 1 to Credit Agreement and Limited Waiver dated as of October 11, 2013.

10.2	Incremental Term Loan Commitment Agreement dated as of October 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2013

/s/ Howard K. Aihara
	Name:	Howard K. Aihara
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

10.1	Amendment No. 1 to Credit Agreement and Limited Waiver dated as of October 11, 2013.

10.2	Incremental Term Loan Commitment Agreement dated as of October 11, 2013.